STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                                                       5/27/98
                                   NEW ISSUE

--------------------------------------------------------------------------------


                                        BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                                             1998 - C1
                                                $655,773,143 PUBLICLY OFFERED CERTIFICATES
                                                       SEQUENTIAL PAY REMIC CLASSES

  ----------------------------------------------------------------------------------------------------------------------------------
                                      INITIAL                                               APPROX.       EXPECTED
                                     AGGREGATE     APPROX.     APPROX.    APPROX WEIGHTED  PRINCIPAL        FINAL
               RATINGS   CREDIT     CERTIFICATE    DOLLAR   PASS-THROUGH  AVERAGE LIFE      WINDOW     DISTRIBUTION     PRICE TALK
   CLASS     DCR/MOODYS   SUPPORT     BALANCE      PRICE        RATE          (YRS.)*       (YRS.)*         DATE          (BPS)**
  ----------------------------------------------------------------------------------------------------------------------------------
  A-1       AAA/Aaa        23.50%   $129,564,000     101-00     6.32%           5.8        0.0 - 9.3      10/16/07        55 - 58
  ----------------------------------------------------------------------------------------------------------------------------------
  A-2       AAA/Aaa        23.50%   $417,211,428     101-00     6.40%           9.8        9.3 - 10.0      6/16/08        74 - 78
  ----------------------------------------------------------------------------------------------------------------------------------
  B          AA/Aa2        18.50%    $35,736,956     101-00     6.54%          12.1       10.0 - 14.5     12/16/12        88 - 93
  ----------------------------------------------------------------------------------------------------------------------------------
  C           A/A2         14.00%    $32,163,260     100-24     6.75%          14.5       14.5 - 14.5      1/16/13       110 - 115
  ----------------------------------------------------------------------------------------------------------------------------------
  D         BBB/Baa2        9.50%    $32,163,260      98-00     6.75%          14.7       14.5 - 14.8      4/16/13       140 - 150
  ----------------------------------------------------------------------------------------------------------------------------------
  E        BBB-/Baa3        8.25%     $8,934,239      94-30     6.75%          14.9       14.8 - 14.9      5/16/13       175 - 185
  ----------------------------------------------------------------------------------------------------------------------------------
  X, F-K   Not Offered
  ----------------------------------------------------------------------------------------------------------------------------------

  *    ASSUMING NO PREPAYMENTS (OTHER THAN ON THE ANTICIPATED REPAYMENT DATE,
       IN THE CASE OF THE ONE ARD LOAN), MODIFICATIONS, LOSSES, EXTENSIONS, CLEAN-UP CALLS AND THAT ALL LOANS BALLOON AT MATURITY OR ANTICIPATED REPAYMENT DATE.
  ------------------------------------------------------------------------------
  **   WILL BE PRICED OFF OF THE INTERPOLATED TREASURY CURVE.
  ------------------------------------------------------------------------------

  SETTLEMENT DATE:                                    On or about June 29, 1998.
  COLLATERAL:                                         146 Loans: approximately 32% retail-anchored, 17% office, 14% multifamily, 11%
                                                      industrial/warehouse, 6% hotel.

  WA DSCR / LTV:                                      1.62X  / 63.8% AT THE CUT-OFF DATE (51.3% AT MATURITY).

  PCT. OF LOANS WITH DSCR less than 1.25X:            0.00%
  PCT. OF LOANS WITH DSCR less than 1.30X:            5.94%

  PCT. OF LOANS WITH LTV  more than 80%:              0.00%
  PCT. OF LOANS WITH LTV  more than 75%:              7.51%

  PCT. OF LOANS WITH MATURITY LTV more than 75%:      0.00%
  PCT. OF LOANS WITH MATURITY LTV more than 70%:      1.64%

  CALL PROTECTION:                                    88.9% of the Mortgages have Lockout/Defeasance through Maturity.
                                                      94.7% of the Mortgages have Lockout/Defeasance through 0 - 3 months prior to Maturity.
                                                      100.0% of the Mortgages have Lockout/Defeasance and/or Yield
                                                      Maintenance through 0 - 6 months prior to Maturity.


                       TRADING:                                                                 COMMERCIAL MORTGAGE:
         JIM HIGGINS/KEITH FLOOD/CRAIG SEDMAK                                                        JIM REICHEK
                    (212) 272-5451                                                                 (212) 272-2345



THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------


                               TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----

  I  CREDIT SUPPORT STRUCTURE                                          1

 II  TRANSACTION SUMMARY                                               2

III  CERTIFICATE STRUCTURE SUMMARY                                   3-4

 IV  CALL PROTECTION                                                 6-8

  V  MORTGAGE LOAN/COLLATERAL SUMMARY                               9-15

 VI  TEN LARGEST LOANS                                             16-18

VII  DETAILED LOAN DESCRIPTION                                        19








THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



                                      BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
                                      --------------------------------------------------------

                                                        CREDIT SUPPORT STRUCTURE


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   CLASS SIZE AS A
                                                                                                                     PERCENT OF
    APPROXIMATE                                        PRINCIPAL AND         INITIAL                              AGGREGATE CUT-OFF
  INITIAL CREDIT             INTEREST-ONLY               INTEREST          CERTIFICATE          INITIAL            DATE BALANCE OF
      SUPPORT                 CERTIFICATES             CERTIFICATES         BALANCE            RATINGS (1)         MORTGAGE LOANS
                    --------------------------------------------------------------------------------------------
                                                     Class A-1            $129,564,000     ("Aaa"/"AAA")                18.13%
       23.50%                                        Class A-2            $417,211,428     ("Aaa"/"AAA")                58.37%
       18.50%                                        Class B               $35,736,956     ("Aa2"/"AA")                  5.00%
       14.00%       Class X                          Class C               $32,163,260     ("A2"/"A")                    4.50%
        9.50%       $714,739,121                     Class D               $32,163,260     ("Baa2"/"BBB")                4.50%
        8.25%       (Initial Notional Amount)        Class E                $8,934,239     ("Baa3"/"BBB-")               1.25%
        6.50%       Not Offered                      Class F               $12,507,935     Not Offered                   1.75%
        4.75%                                        Class G               $12,507,935     Not Offered                   1.75%
        4.00%                                        Class H                $5,360,543     Not Offered                   0.75%
        1.50%                                        Class I               $17,868,478     Not Offered                   2.50%
        0.85%                                        Class J                $4,645,804     Not Offered                   0.65%
                                                     Class K                $6,075,283     Not Offered                   0.85%
                    --------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    (1) Ratings: Moody's/DCR
------------------------------------------------------------------------------------------------------------------------------------



RATING AGENCY INVESTOR CALLS:

DCR                        Friday, May 29, 1998   11:00am EST

Moody's                    Monday, June 1, 1998   11:00am EST





                                  BEAR STEARNS

                                                                              1
--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS'
STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


                                      BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
                                      --------------------------------------------------------

                                                        TRANSACTION SUMMARY


   DEPOSITOR:                  Bear Stearns Commercial Mortgage Securities Inc.

   OFFERED CERTIFICATES:       Class A-1 and Class A-2 (together the "Class A Certificates"), Class B, Class C, Class D, Class E.

   LOAN SELLER:                Bear, Stearns Funding, Inc.

   RATING AGENCIES:            Duff & Phelps Credit Rating Company ("DCR") / Moody's Investors Service ("Moodys").

   LEGAL STRUCTURE:            Sequential pay REMIC classes rated AAA/Aaa through BBB-/Baa3 offered.

   CUT-OFF DATE:               June 1, 1998.

   SETTLEMENT DATE:            On or about June 29, 1998.

   DISTRIBUTION DATE:          Monthly on the 16th or the next business day.  The first Distribution Date will occur in July 1998.

   DELAY DAYS:                 15.

   SERVICER:                   BancOne Mortgage Capital Markets, LLC

   SPECIAL SERVICER:           AMRESCO Management, Inc.

   TRUSTEE:                    LaSalle National Bank

   FISCAL AGENT:               ABN AMRO Bank N.V.

   ERISA:                      Classes A-1, and A-2, may qualify for certain exemptions from the plan asset rules of ERISA.

   SMMEA ELIGIBILITY:          The Offered Certificates will not constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

   OPTIONAL TERMINATION:       1% Clean-Up Call.

   CERTIFICATE REGISTRATION:   Each Class of Offered Certificates will be represented by one or more global Certificates registered in the name of Cede & Co., as nominee of the DTC.

   PRICING SPEED:              0% CPR (assuming the Anticipated Repayment Date ("ARD") Loan prepays on its Anticipated Repayment
                               Date).

   UNDERWRITER:                Bear, Stearns & Co. Inc.





                                                                              2
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                         CERTIFICATE STRUCTURE SUMMARY

    DISTRIBUTION OF            The Available Distribution Amount will be
    PRINCIPAL AND              applied as follows: (i) accrued and unpaid
    INTEREST:                  interest to the Class A-1, A-2 Certificates and
                               an interest-only class (herein not offered), pro rata; (ii) principal to the Class A Certificates in reduction of their Certificate Balances:
                               first to the Class A-1 Certificates, then to the Class A-2 Certificates in each case until their respective principal balances have been reduced to zero (provided that the Class B Certificates remain outstanding, otherwise, pro rata); (iii) reimbursement of any Collateral Support Deficit previously allocated to the Class A
                               Certificates, if any, pro rata, until reimbursed in full; (iv) accrued and unpaid interest to the Class B Certificates; (v) principal to the Class
                               B Certificates until the Class B Certificate
                               Balance has been reduced to zero; (vi)
                               reimbursement of any Collateral Support Deficit previously allocated to the Class B
                               Certificates, if any, pro rata, until reimbursed in full; and (vii) distributions of interest and then principal sequentially to the Class C through K Certificates in the same manner as the Class B Certificates described above. See pages
                               S-78 through S-80 of the preliminary Prospectus
                               Supplement.

    ALLOCATION                 Losses from any Mortgage Loan will generally be
    OF LOSSES:                 allocated in reverse alphabetical order starting
                               with Class K. Any losses allocable to the Class
                               A Certificates will be allocated pro rata. See pages S-83 through S-85 of the preliminary
                               Prospectus Supplement.

    REPORTS TO                 Based on information provided in monthly reports
    CERTIFICATEHOLDERS:        prepared by the Servicer and the Special
                               Servicer, the Trustee will prepare and forward on each Distribution Date to each Certificateholder and, if requested, any potential investors in the Certificates a monthly Distribution Date Statement and a loan level report.

                               In addition, commencing in August 1998, the Servicer is required to deliver to the Trustee prior to each Distribution Date, and the Trustee is required to deliver to each Certificateholder and, if requested, any potential investors in the Certificates, on such Distribution Date (a) the following two Commercial Real Estate Secondary Market and Securitization Association ("CSSA") data files: (i) the "CSSA Loan Periodic Update File" and (ii) to the extent received from the Servicer, the "CSSA Property Data File" and (b) the following six reports: a "Comparative Financial Status Report," a "Delinquent Loan Status Report," a "Historical Loan Modification Report," a "Historical Loss Estimate Report," an REO Status Report" and a "Watch List," each containing the information described under "Description of the Certificates-Reports to Certificateholders;
                               Available Information."

                               In addition, the Servicer is required to deliver on an annual basis an "Operating Statement Analysis Report" and an "NOI Adjustment Worksheet" with respect to the Mortgage Loans. Such reports will be made available to Certificateholders upon request.

                               See pages S-88 through S-91 of the preliminary Prospectus Supplement.

                                                                              3
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                   CERTIFICATE STRUCTURE SUMMARY (CONTINUED)


    REPRESENTATIONS AND        The Mortgage Loan Seller will make certain
    WARRANTIES:                representations and warranties with respect to
                               each Mortgage Loan. See pages S-63 through S-72 of the preliminary Prospectus Supplement.

    SERVICER ADVANCING:        The Servicer will be required to make (i) P & I
                               Advances (excluding principal Balloon Payments and any excess interest on the ARD Loan) and
                               (ii) Servicing Advances, in each case through liquidation of the related Mortgage Loan, unless such Advances are determined by the Servicer to be Nonrecoverable Advances. In addition, P & I
                               Advances may be reduced for any Appraisal
                               Reductions that may occur (see section below).
                               See pages S-85 through S-88 of the preliminary
                               Prospectus Supplement.

    APPRAISAL                  An appraisal will be obtained by the Special
    REDUCTIONS:                Servicer if a Mortgage Loan becomes 120 days
                               delinquent, or upon the occurrence of certain other events. An Appraisal Reduction may result, which would have the effect of reducing the amount of P & I Advances made by the Servicer and the voting rights of the most subordinate
                               Class of Certificates then outstanding. See pages S-85 through S-86 and S-101 through S-103 of the preliminary Prospectus Supplement.

    DEFEASANCE:                The terms of 95.9% of the Mortgage Loans grant
                               the related borrower the right at any time commencing generally three to four years after origination to obtain the release of the lien of the Mortgage on the related Mortgaged Property by substituting for such Mortgaged Property, as collateral for the related Mortgage Note, U.S.
                               Treasury securities which provide for payments on or prior to each Due Date and the maturity date or Anticipated Repayment Date, as the case may be, of amounts at least equal to the amounts which would have been payable on each such date under the terms of the related Mortgage Loan.
                               See page S-42 of the preliminary Prospectus
                               Supplement.



                                                                               4
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

              BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
              --------------------------------------------------------



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED
BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS
                    SUPPLEMENT.
























                                                                               5
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


                                      BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
                                      --------------------------------------------------------


                                              PREPAYMENT PROTECTION ON THE MORTGAGE LOANS





                                                                                                AGGREGATE
                                                                                  NUMBER OF   CUT-OFF DATE       % OF INITIAL
                                 CALL PROTECTION DESCRIPTION                        LOANS        BALANCE         POOL BALANCE
            -------------------------------------------------------------------------------------------------------------------
            Loans Locked-out through Maturity                                        125        $635,266,157       88.88%
            Loans Locked-out through 1-3 months prior to Maturity                    10          $41,678,650        5.83%
            Loans Locked-out through 4-6 months prior to Maturity                     2           $8,500,000        1.19%
            Loans with yield maintenance through Maturity                             2           $9,435,216        1.32%
            Loans with yield maintenance through 1-3 months prior to Maturity         3          $14,659,699        2.10%
            Loans with yield maintenance through 4-6 months prior to Maturity         4           $5,199,399        0.73%
            --------------------------------------------------------------------------------------------------------------------
            TOTALS                                                                   146        $714,739,121      100.00%
















                                                                              6
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


                                                       BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
                                                       --------------------------------------------------------


                                                  PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                                                                   (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)


                   IPB OUTSTANDING            PREPAYMENT RESTRICTIONS APPLICABLE TO UPB OUTSTANDING       PREPAYABLE WITHOUT PREMIUM
                                                      ON EACH ANNIVERSARY OF THE CUT-OFF DATE                     OR CHARGE


                        IPB OUTSTANDING                 LOCKOUT          YIELD MAINTENANCE CHARGES
  ----------------------------------------------------------------------------------------------------------------------------------

       DATE         AMOUNT         % IPB       AMOUNT        % UPB        AMOUNT          % UPB            AMOUNT            % UPB

     June 1998     $714.70        100.0%      $705.30        98.7%        $9.40            1.3%            $0.00              0.0%
     June 1999     $706.40         98.8%      $697.00        98.7%        $9.30            1.3%            $0.00              0.0%
     June 2000     $697.50         97.6%      $688.30        98.7%        $9.20            1.3%            $0.00              0.0%
     June 2001     $687.70         96.2%      $672.90        97.8%        $14.80           2.1%            $0.00              0.0%
     June 2002     $677.20         94.7%      $662.60        97.8%        $14.50           2.1%            $0.00              0.0%
     June 2003     $665.90         93.2%      $639.90        96.1%        $26.00           3.9%            $0.00              0.0%
     June 2004     $653.70         91.5%      $628.20        96.1%        $25.50           3.9%            $0.00              0.0%
     June 2005     $636.90         89.1%      $610.90        95.9%        $26.00           4.1%            $0.00              0.0%
     June 2006     $622.80         87.1%      $597.40        95.9%        $25.40           4.1%            $0.00              0.0%
     June 2007     $607.60         85.0%      $582.90        95.9%        $9.30            1.5%            $15.40             2.5%
     June 2008     $161.90         22.6%      $160.80        99.3%        $1.10            0.7%            $0.00              0.0%
     June 2009     $157.10         22.0%      $156.20        99.4%        $0.90            0.6%            $0.00              0.0%
     June 2010     $149.70         20.9%      $149.00        99.6%        $0.70            0.4%            $0.00              0.0%
     June 2011     $144.20         20.2%      $143.80        99.7%        $0.40            0.3%            $0.00              0.0%
     June 2012     $138.30         19.4%      $138.20        99.9%        $0.10            0.0%            $0.10              0.1%
     June 2013      $0.00          0.0%        $0.00         0.0%         $0.00            0.0%            $0.00              0.0%
  ----------------------------------------------------------------------------------------------------------------------------------


As used above, "IPB" means Initial Pool Balance.
As used above, "UPB" means aggregate unpaid principal balance of all Mortgage Loans.









                                                                               7
--------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS'
STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------



                  PREPAYMENT PROTECTION ON THE MORTGAGE LOANS
                          (DOLLAR AMOUNTS IN MILLIONS)




                  [BAR GRAPHIC]





































                                                                               8
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                               MORTGAGE LOAN/COLLATERAL SUMMARY


MORTGAGE POOL:              The Mortgage Pool will consist of 106
                            commercial, 32 multifamily and 8 mobile-home community fixed-rate Mortgage Loans with an Initial Pool Balance of approximately
                            $714,739,121 See pages S-39 through S-73 for more information on the Mortgage Loans. All statistics presented below and on the following pages are approximate and are based on the assumed composition of the Mortgage
                            Pool.

CUT-OFF BALANCE:            $714,739,121.

AVERAGE LOAN SIZE:          $4,895,473.

WA GROSS COUPON:            7.279%.

WA DSCR:                    1.62x.

WA LTV AT CUT-OFF:          63.8%.

WA LTV AT MATURITY:         51.3%.

WA LOAN MATURITY:           Approximately 134 months.

PROPERTY LOCATIONS:         Properties are located in 28 states with the
                            largest concentrations in California (27.4%), New
                            York (16.5%), and Florida (8.9%).

LARGEST LOANS:              The largest Mortgage Loan represents approximately
                            3.35% of the Initial Pool Balance; the three largest Mortgage Loans represent 9.67%; the ten largest Mortgage Loans represent 25.32%.

SPONSOR CONCENTRATIONS:     Loans made to affiliates of (The Ernest S. Rady
                            Family Trust) represent, in the aggregate, 12.21% of the Initial Pool Balance. There are no other sponsor concentrations in excess of 5% of the Initial Pool Balance.

REMAINING TERMS TO          Approximately 72.8% of the Mortgage Loans have
MATURITY:                   remaining terms to maturity/ARD varying between
                            71-120 months, 0.4% of the Mortgage Loans have remaining terms to maturity/ARD varying between 121-140 months, and the remaining 26.8% of the mortgage Loans have remaining terms to maturity/ARD varying between 161-180 months.

AMORTIZATION                Approximately 96.6% of the Mortgage Loans require
CHARACTERISTICS:            balloon payments at maturity or, in the case of 1
                            loan representing approximately 1.3% of the Initial
                            Pool balance, Anticipated Repayment Date; the remaining 2.0% of the Mortgage Loans are fully amortizing.

SINGLE PURPOSE ENTITIES:    145 Mortgage Loans of the 146 Mortgage Loans,
                            representing more than 99% of the Initial Pool
                            Balance are loans to single purpose entities.

INTEREST ACCRUAL PERIOD:    Approximately 96.6% of the Mortgage Loans accrue
                            interest on a Actual/360 basis; the remaining 3.4%
                            of the Mortgage Loans accrue interest on an 30/360 basis.


                                                                               9
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                  MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)



            PROPERTY        NUMBER     NUMBER OF      AGGREGATE      % OF
              TYPE          OF LOANS   PROPERTIES   CUT-OFF DATE     INITIAL
                                                       BALANCE        POOL
                                                                    BALANCE
     -------------------------------------------------------------------------
     Retail, Anchored          30          30       $228,775,963      32.01%
     Office                    26          26       $123,160,731      17.23%
     Multifamily               32          43       $100,791,477      14.10%
     Industrial/Warehouse      18          24        $81,568,383      11.41%
     Hotel                      6          6         $43,316,967       6.06%
     Retail, Unanchored        10          10        $31,139,672       4.36%
     Mobile Home                8          11        $29,430,611       4.12%
     Mixed-Use                  6          7         $25,463,530       3.56%
     Theater/Air Rights         1          1         $16,000,000       2.24%
     Medical Office             3          3         $12,404,862       1.74%
     Self-Storage               2          2          $8,020,347       1.12%
     Other                      1          1          $5,850,000       0.82%
     Parking Garage or Lot      2          2          $4,816,577       0.67%
     Multiple                   1          4          $4,000,000       0.56%
     -------------------------------------------------------------------------
     TOTAL/WEIGHTED AVG.       146        170       $714,739,121     100.00%


      [Table restubbed from above]



                            TYPES OF MORTGAGED PROPERTIES
                            -----------------------------

                                                                      WEIGHTED AVERAGES
                             ----------------------------------------------------------------------------------------------------
            PROPERTY         MORTGAGE      STATED     REMAINING    DSCR   CUT-OFF   MATURITY    OCCUPANCY   AVERAGE   AVERAGE
              TYPE              RATE     REMAINING   AMORT. TERM          DATE LTV   LTV                   LOAN PER  NUMBER OF
                                        TERM (MOS.)     (MOS.)                                              UNIT/SF   UNITS/SF
     ----------------------------------------------------------------------------------------------------------------------------
     Retail, Anchored          7.2923%     141          336        1.50x    67.09%    53.98%       94.74%        $97   133,596
     Office                    7.2973%     127          332        1.64x    60.16%    50.55%       97.53%        $77    87,306
     Multifamily               7.0592%     135          325        1.64x    65.93%    52.37%       97.75%    $36,224        97
     Industrial/Warehouse      7.4845%     122          326        1.46x    70.86%    59.06%       98.02%        $34   179,583
     Hotel                     7.1076%     119          289        2.22x    38.72%    29.38%       69.08%    $36,631       151
     Retail, Unanchored        7.4410%     146          311        1.53x    65.46%    49.81%       98.48%       $112    27,926
     Mobile Home               7.2840%     149          346        1.44x    69.96%    57.07%       88.79%    $15,320       269
     Mixed-Use                 7.4640%     133          327        1.53x    69.73%    57.37%       94.77%        $78   132,542
     Theater/Air Rights        7.0800%     120          300        2.87x    34.86%    27.96%      100.00%       $304    52,657
     Medical Office            7.1138%     135          279        1.55x    68.25%    47.99%       92.70%        $85    62,797
     Self-Storage              7.2105%     117          270        1.84x    60.00%    45.89%       90.12%        $25   184,035
     Other                     7.4700%     120          300        1.44x    68.82%    55.86%      100.00%        $80    73,500
     Parking Garage or Lot     7.9919%     146          326        1.44x    74.11%    60.35%      100.00%        $40   113,163
     Multiple                  7.0000%     180          180        1.65x    58.48%     1.08%       96.84%        $37   107,965
     ----------------------- ----------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVG.       7.2790%     134          325        1.62X    63.82%    51.29%      N/A         N/A        N/A





                                                                              10
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                          MORTGAGE PROPERTIES BY STATE
                          ----------------------------



                                                                                        WEIGHTED AVERAGES
                                                               ---------------------------------------------------------------------
             STATE      NUMBER        AGGREGATE     % OF        MORTGAGE      STATED     REMAINING    DSCR  CUT-OFF   MATURITY LTV
                          OF        CUT-OFF DATE    INITIAL       RATE      REMAINING   AMORT. TERM         DATE LTV
                      PROPERTIES       BALANCE      POOL                   TERM (MOS.)     (MOS.)
                                                   BALANCE
     -------------------------------------------------------------------------------------------------------------------------------
     California           29         $195,924,576     27.41%      7.2936%     156          345       1.57x    64.56%       51.50%
     New York             32         $118,179,358     16.53%      7.2615%     125          309       1.64x    63.94%       48.99%
     Florida              15          $63,543,057      8.89%      7.1469%     118          301       1.94x    52.20%       41.97%
     Massachusetts        11          $51,294,926      7.18%      7.2490%     143          333       1.79x    55.65%       45.15%
     Connecticut           7          $36,246,605      5.07%      7.3199%     119          329       1.56x    67.84%       57.13%
     Arizona               8          $33,853,457      4.74%      7.3012%     145          315       1.48x    67.20%       51.37%
     Pennsylvania          8          $24,412,619      3.42%      7.2011%     119          306       1.45x    72.34%       58.98%
     Delaware              4          $19,380,562      2.71%      7.2259%     122          352       1.45x    71.53%       61.91%
     Texas                 3          $18,729,899      2.62%      7.0831%     116          344       1.78x    57.56%       52.35%
     Maryland              4          $17,350,000      2.43%      7.2515%     120          309       1.69x    63.66%       52.14%
     Michigan              4          $17,128,519      2.40%      6.6097%     124          286       1.82x    58.65%       42.55%
     New Jersey            3          $16,796,040      2.35%      7.2804%     119          299       1.48x    70.95%       57.36%
     Utah                  3          $14,600,000      2.04%      7.2900%     120          360       1.51x    74.68%       65.64%
     Illinois              3          $10,713,889      1.50%      7.7038%     116          313       1.36x    66.99%       56.39%
     Vermont               2           $9,435,216      1.32%      7.6333%     119          322       1.50x    70.51%       58.64%
     Minnesota            14           $9,392,598      1.31%      7.1862%     162          308       1.66x    67.45%       47.99%
     Washington            1           $8,491,609      1.19%      7.2400%     119          299       1.51x    64.33%       51.91%
     North Carolina        2           $7,868,330      1.10%      7.7638%     114          331       1.26x    71.86%       61.89%
     Virginia              2           $7,122,151      1.00%      7.8145%     115          334       1.38x    75.18%       65.43%
     Rhode Island          2           $6,734,094      0.94%      8.0544%     114          331       1.60x    65.57%       57.48%
     Oregon                2           $6,609,138      0.92%      7.4506%     131          285       1.43x    68.14%       50.89%
     New Hampshire         1           $4,393,682      0.61%      7.0400%     118          358       1.41x    77.08%       67.41%
     Louisiana             1           $4,300,000      0.60%      7.0700%     120          360       1.50x    74.78%       65.35%
     Colorado              3           $4,096,566      0.57%      7.0135%     134          330       2.08x    48.19%       34.23%
     Nevada                3           $3,940,645      0.55%      7.8704%     114          354       1.41x    66.39%       59.33%
     Ohio                  1           $1,991,257      0.28%      7.9700%     113          353       1.34x    47.41%       42.54%
     Alabama               1           $1,435,783      0.20%      8.2650%     110          290       1.60x    59.04%       48.90%
     Maine                 1             $774,546      0.11%      9.8750%     172          172       1.44x    63.75%        2.36%
     -------------------------------------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVG   170        $714,739,121     100.00%     7.2790%     134          325       1.62X    63.82%       51.29%





                                                                              11
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

          RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE
          ------------------------------------------------------------



         RANGE OF          NUMBER OF    AGGREGATE CUT-OFF      % OF INITIAL POOL
          DSCRS              LOANS         DATE BALANCE             BALANCE
 -------------------------------------------------------------------------------
      1.25x to 1.29x          10          $42,432,335                5.94%
      1.30x to 1.34x          17          $56,364,469                7.89%
      1.35x to 1.39x           9          $54,918,334                7.68%
      1.40x to 1.44x          19         $113,722,506               15.91%
      1.45x to 1.49x          21         $130,433,175               18.25%
      1.50x to 1.54x           9          $28,033,130                3.92%
      1.55x to 1.59x          13          $46,547,589                6.51%
      1.60x to 1.69x          16          $53,061,857                7.42%
      1.70x to 1.79x          10          $37,271,871                5.21%
      1.80x to 1.89x           7          $43,674,013                6.11%
      1.90x to 1.99x           3          $16,287,375                2.28%
      2.00x to 2.19x           3          $10,988,956                1.54%
      2.20x to 2.49x           7          $63,711,560                8.91%
      2.50x to 3.00x           2          $17,291,949                2.42%
 -------------------------------------------------------------------------------
   TOTALS/WEIGHTED AVG.       146        $714,739,121               100.00%


      [Table restubbed from above]




                                                          WEIGHTED AVERAGES
                           ---------------------------------------------------------------------------------
        RANGE OF           MORTGAGE RATE     STATED        REMAINING       DSCR    CUT-OFF    MATURITY LTV
         DSCRS                              REMAINING     AMORT. TERM               DATE LTV
                                           TERM (MOS.)       (MOS.)
 -----------------------------------------------------------------------------------------------------------
     1.25x to 1.29x             7.6765%       117            325          1.28x      75.05%        63.05%
     1.30x to 1.34x             7.6788%       124            306          1.32x      69.83%        53.70%
     1.35x to 1.39x             7.3845%       126            337          1.38x      69.02%        58.57%
     1.40x to 1.44x             7.4058%       142            342          1.42x      72.35%        59.19%
     1.45x to 1.49x             7.2064%       150            342          1.47x      69.20%        55.54%
     1.50x to 1.54x             7.2505%       122            308          1.52x      65.30%        52.86%
     1.55x to 1.59x             7.3089%       129            315          1.57x      67.51%        53.00%
     1.60x to 1.69x             7.1517%       142            312          1.64x      64.54%        47.31%
     1.70x to 1.79x             7.1361%       122            299          1.72x      59.93%        47.40%
     1.80x to 1.89x             6.9089%       119            327          1.86x      59.30%        50.50%
     1.90x to 1.99x             7.1615%       172            343          1.93x      43.93%        32.97%
     2.00x to 2.19x             7.3183%       116            321          2.04x      52.23%        43.92%
     2.20x to 2.49x             7.0084%       128            308          2.33x      36.38%        28.58%
     2.50x to 3.00x             7.0636%       120            300          2.84x      35.70%        28.63%
 -----------------------------------------------------------------------------------------------------------
  TOTALS/WEIGHTED AVG.          7.2790%       134            325          1.62X      63.82%        51.29%







                                                                              12
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

              RANGE OF LOAN TO VALUE RATIOS AS OF THE CUT-OFF DATE
              ----------------------------------------------------


RANGE OF CUT-OFF DATE        NUMBER OF      AGGREGATE CUT-OFF      % OF INITIAL
     LTV RATIOS                LOANS          DATE BALANCE         POOL BALANCE

--------------------------------------------------------------------------------
  20.01% to 30.00%              1            $  10,000,000          1.40%
  30.01% to 40.00%              4            $  52,634,527          7.36%
  40.01% to 45.00%              3            $  17,017,857          2.38%
  45.01% to 50.00%              9            $  26,950,845          3.77%
  50.01% to 55.00%              4            $   8,786,143          1.23%
  55.01% to 60.00%              19           $  72,331,730         10.12%
  60.01% to 65.00%              23           $ 122,808,987         17.18%
  65.01% to 70.00%              25           $ 117,481,523         16.44%
  70.01% to 75.00%              48           $ 233,027,007         32.60%
  75.01% to 80.00%              10           $  53,700,503          7.51%
--------------------------------------------------------------------------------
 TOTALS/WEIGHTED AVG.          146           $714,739,121          100.00%

    [Table restubbed from above]


                                                                 WEIGHTED AVERAGES
                              ----------------------------------------------------------------------------------------
RANGE OF CUT-OFF DATE         MORTGAGE RATE      STATED         REMAINING        DSCR       CUT-OFF     MATURITY LTV
     LTV RATIOS                                REMAINING       AMORT. TERM                  DATE LTV
                                              TERM (MOS.)        (MOS.)
----------------------------------------------------------------------------------------------------------------------
  20.01% to 30.00%                 7.5700%       120              300           2.32x         26.35%         21.45%
  30.01% to 40.00%                 7.0400%       120              294           2.48x         34.43%         26.56%
  40.01% to 45.00%                 7.0778%       162              346           1.98x         41.34%         32.15%
  45.01% to 50.00%                 7.2518%       139              320           2.09x         47.39%         37.46%
  50.01% to 55.00%                 7.0257%       138              266           1.80x         51.73%         30.93%
  55.01% to 60.00%                 7.1698%       132              300           1.70x         57.24%         40.27%
  60.01% to 65.00%                 7.0853%       139              319           1.61x         63.50%         49.90%
  65.01% to 70.00%                 7.4244%       141              337           1.46x         67.76%         55.11%
  70.01% to 75.00%                 7.3550%       133              335           1.43x         73.06%         60.28%
  75.01% to 80.00%                 7.5211%       117              345           1.33x         77.78%         68.13%
------------------------- -------------------------------------------------------------------------------------------
 TOTALS/WEIGHTED AVG.              7.2790%       134              325           1.62X         63.82%         51.29%


                   RANGE OF LOAN TO VALUE RATIOS AT MATURITY
                   -----------------------------------------

  RANGE OF MATURITY       NUMBER OF      AGGREGATE CUT-OFF    % OF INITIAL POOL
     LTV RATIOS             LOANS          DATE BALANCE            BALANCE

--------------------------------------------------------------------------------
   0.00% to 10.00%             5          $   14,572,293           2.04%
  10.01% to 30.00%             6          $   66,282,667           9.27%
  30.01% to 35.00%             4          $   17,914,423           2.51%
  35.01% to 40.00%             7          $   24,215,054           3.39%
  40.01% to 45.00%             9          $   18,371,335           2.57%
  45.01% to 50.00%            15          $   87,649,894          12.26%
  50.01% to 55.00%            34          $  160,363,834          22.44%
  55.01% to 60.00%            27          $  140,068,030          19.60%
  60.01% to 65.00%            24          $  109,035,175          15.26%
  65.01% to 70.00%            13          $   64,516,755           9.03%
  70.01% to 75.00%             2          $   11,749,660           1.64%
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVG.          146          $714,739,121          100.00%

    [Table restubbed from above]


                                                                 WEIGHTED AVERAGES
                              -----------------------------------------------------------------------------------------
  RANGE OF MATURITY           MORTGAGE       STATED         REMAINING        DSCR       CUT-OFF      MATURITY LTV
     LTV RATIOS                 RATE        REMAINING      AMORT. TERM                 DATE LTV
                                           TERM (MOS.)       (MOS.)
------------------------- ---------------------------------------------------------------------------------------------
   0.00% to 10.00%              7.4379%       176             176           1.49x        54.12%              1.12%
  10.01% to 30.00%              7.0980%       123             293           2.41x        35.00%             26.24%
  30.01% to 35.00%              7.1069%       163             320           1.95x        44.27%             31.59%
  35.01% to 40.00%              6.9291%       149             324           2.12x        48.13%             36.40%
  40.01% to 45.00%              7.4812%       125             302           1.72x        53.45%             41.70%
  45.01% to 50.00%              6.9727%       149             328           1.65x        62.38%             48.24%
  50.01% to 55.00%              7.2225%       137             327           1.57x        64.47%             52.09%
  55.01% to 60.00%              7.4789%       136             324            1.44x       71.68%             58.20%
  60.01% to 65.00%              7.3335%       119             343           1.43x        72.22%             62.18%
  65.01% to 70.00%              7.4607%       118             356           1.39x        76.03%             67.28%
  70.01% to 75.00%              7.9422%       113             353           1.29x        79.66%             71.43%
------------------------- -----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVG.            7.2790%       134             325           1.62X        63.82%             51.29%


                                                                              13
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                       RANGE OF REMAINING TERM IN MONTHS
                       ---------------------------------


 RANGE OF REMAINING TERMS       NUMBER        AGGREGATE CUT-OFF        % OF
          (MOS.)                  OF            DATE BALANCE         INITIAL
                                LOANS                              POOL BALANCE
--------------------------------------------------------------------------------
         71 to 100                 2         $    3,947,015               0.55%
        101 to 120               113         $  516,296,238              72.24%
        121 to 140                 1         $    2,689,234               0.38%
        161 to 180                30         $  191,806,634              26.84%
--------------------------------------------------------------------------------
   TOTALS/WEIGHTED AVG.          146           $714,739,121             100.00%


    [Table restubbed from above]


                                      WEIGHTED AVERAGES
                                -------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS         MORTGAGE    STATED REMAINING    REMAINING AMORT      DSCR     CUT-OFF DATE    MATURITY
          (MOS.)                    RATE         TERM (MOS.)          . TERM                         LTV           LTV
                                                                      (MOS.)
---------------------------------------------------------------------------------------------------------------------------
         71 to 100                  7.5919%          83                311            1.64x          60.97%       54.70%
        101 to 120                  7.3161%         118                320            1.64x          63.61%       53.38%
        121 to 140                  7.6200%         138                354            1.48x          72.68%       62.08%
        161 to 180                  7.1681%         177                337            1.56x          64.31%       45.46%
---------------------------------------------------------------------------------------------------------------------------
                                    7.2790%         134                325            1.62X          63.82%       51.29%



                RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE
                 ----------------------------------------------



        RANGE OF         NUMBER        AGGREGATE         % OF        CUM % OF
     MORTGAGE RATES      OF LOANS    CUT-OFF DATE      INITIAL     CUT-OFF DATE
                                        BALANCE      POOL BALANCE     BALANCE
 -------------------------------------------------------------------------------
   6.2500% to 6.5000%        1         $11,969,867        1.67%            1.67%
   6.5001% to 6.7500%        3          $7,011,479        0.98%            2.66%
   6.7501% to 7.0000%        25       $174,385,452       24.40%           27.05%
   7.0001% to 7.2500%        34       $181,852,672       25.44%           52.50%
   7.2501% to 7.5000%        34       $179,832,989       25.16%           77.66%
   7.5001% to 7.7500%        22        $81,161,990       11.36%           89.01%
   7.7501% to 8.0000%        12        $36,442,256        5.10%           94.11%
   8.0001% to 8.2500%        9         $33,469,426        4.68%           98.79%
   8.2501% to 8.7500%        4          $6,275,994        0.88%           99.67%
   8.7501% to 9.2500%        1          $1,562,449        0.22%           99.89%
   9.2501 to 10.0000%        1            $774,546        0.11%          100.00%
 -------------------------------------------------------------------------------
  TOTALS/WEIGHTED AVG.       146       $714,739,121       100.00%        100.00%


    [Table restubbed from above]


                                                            WEIGHTED AVERAGES
                           ----------------------------------------------------------------------------------
        RANGE OF             MORTGAGE      STATED      REMAINING      DSCR    CUT-OFF DATE LTV  MATURITY LTV
     MORTGAGE RATES            RATE      REMAINING    AMORT. TERM
                                        TERM (MOS.)     (MOS.)
 ------------------------------------------------------------------------------------------------------------
   6.2500% to 6.5000%          6.4700%     118           298         1.87x         61.86%           48.79%
   6.5001% to 6.7500%          6.7100%     130           269         2.06x         50.53%           31.18%
   6.7501% to 7.0000%          6.9159%     150           329         1.82x         56.50%           43.13%
   7.0001% to 7.2500%          7.1267%     125           314         1.67x         63.24%           50.53%
   7.2501% to 7.5000%          7.3616%     140           338         1.49x         69.49%           56.61%
   7.5001% to 7.7500%          7.6276%     119           319         1.53x         64.88%           54.08%
   7.7501% to 8.0000%          7.8633%     130           334         1.35x         70.49%           59.53%
   8.0001% to 8.2500%          8.0892%     111           339         1.35x         70.77%           62.82%
   8.2501% to 8.7500%          8.5967%     110           300         1.67x         57.11%           48.64%
   8.7501% to 9.2500%          9.1250%     171           171         1.55x         35.71%            1.11%
   9.2501 to 10.0000%          9.8750%     172           172         1.44x         63.75%            2.36%
 ------------------------------------------------------------------------------------------------------------
  TOTALS/WEIGHTED AVG.         7.2790%     134           325         1.62X         63.82%           51.29%



                                                                              14
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

          RANGE OF SCHEDULED PRINCIPAL BALANCES AS OF THE CUT-OFF DATE
          ------------------------------------------------------------


       RANGE OF CUT-OFF DATE      NUMBER OF        AGGREGATE            % OF
             BALANCES               LOANS    CUT-OFF DATE BALANCE   INITIAL POOL
                                                                       BALANCE
   -----------------------------------------------------------------------------
   $            0 to $999,999         3           $2,768,180            0.39%
   $ 1,000,000 to $ 1,999,999        36          $56,336,958            7.88%
   $ 2,000,000 to $ 3,999,999        45         $126,496,874           17.70%
   $ 4,000,000 to $ 5,999,999        27         $135,931,580           19.02%
   $ 6,000,000 to $ 7,999,999        11          $76,339,665           10.68%
   $ 8,000,000 to $ 9,999,999        6           $55,436,673            7.76%
   $10,000,000 to $11,999,999        6           $65,172,900            9.12%
   $12,000,000 to $13,999,999        4           $50,813,332            7.11%
   $14,000,000 to $15,999,999        3           $44,230,555            6.19%
   $16,000,000 to $17,999,999        2           $33,000,000            4.62%
   $18,000,000 to $24,999,999        3           $68,212,404            9.54%
   -----------------------------------------------------------------------------
       TOTALS/WEIGHTED AVG.         146         $714,739,121           100.00%

                THE AVERAGE CUT-OFF DATE BALANCE IS $4,895,473.


    [Table restubbed from above]



                                                                              WEIGHTED AVERAGES
                                             --------------------------------------------------------------------------------
          RANGE OF CUT-OFF DATE              MORTGAGE       STATED       REMAINING AMORT.    DSCR     CUT-OFF   MATURITY LTV
                BALANCES                       RATE     REMAINING TERM         TERM                   DATE LTV
                                                            (MOS.)            (MOS.)
      -----------------------------------------------------------------------------------------------------------------------
      $            0 to $999,999               8.2042%       154              241           1.40x      70.07%       33.39%
      $ 1,000,000 to $ 1,999,999               7.5215%       128              310           1.56x      60.77%       47.26%
      $ 2,000,000 to $ 3,999,999               7.3508%       125              310           1.61x      65.62%       52.63%
      $ 4,000,000 to $ 5,999,999               7.4029%       128              326           1.48x      69.80%       56.88%
      $ 6,000,000 to $ 7,999,999               7.3162%       133              322           1.40x      70.87%       55.47%
      $ 8,000,000 to $ 9,999,999               7.4386%       117              327           1.52x      68.36%       58.29%
      $10,000,000 to $11,999,999               7.0612%       148              328           1.87x      50.97%       40.01%
      $12,000,000 to $13,999,999               7.1167%       133              328           1.65x      62.21%       50.86%
      $14,000,000 to $15,999,999               6.9118%       159              359           1.65x      62.10%       50.57%
      $16,000,000 to $17,999,999               7.2036%       120              331           2.12x      53.70%       45.92%
      $18,000,000 to $24,999,999               7.0938%       157              337           1.76x      58.69%       45.55%
      -----------------------------------------------------------------------------------------------------------------------
          TOTALS/WEIGHTED AVG.                 7.2790%       134              325           1.62X      63.82%       51.29%








                                                                              15
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                           TEN LARGEST MORTGAGE LOANS



                                                                                             WEIGHTED AVERAGES
                                                                        ------------------------------------------------------------
                                                              % OF
                                                 AGGREGATE    INITIAL                  STATED              CUT-OFF
                                   NUMBER OF   CUT-OFF DATE   POOL       MORTGAGE    REMAINING            DATE LTV    LTV RATIO AT
  PROPERTY NAME                   PROPERTIES      BALANCE      BALANCE     RATE      TERM (MO.)   DSCR      RATIO       MATURITY
  ----------------------------------------------------------------------------------------------------------------------------------
  Mission Marketplace                  1          $23,912,270   3.35%     7.3650%       175       1.42x    74.73%        58.30%
  Naples Beach Hotel & Resort          1          $22,913,783   3.21%      6.9600%      117       2.37x    36.26%        28.58%
  Retail Portfolio                     5          $22,201,914   3.11%      7.9450%      113       1.33x    68.32%        61.23%
  Lomas Santa Fe Plaza                 1          $21,386,351   2.99%     6.9340%       179       1.48x    64.81%        49.49%
  1851 & 1871 Sunrise                  1          $17,000,000   2.38%     7.3200%       120       1.42x    71.43%        62.83%
  1564 Broadway                        1          $16,000,000   2.24%     7.0800%       120       2.87x    34.86%        27.96%
  Torrey Reserve South Court           1          $15,739,803   2.20%     6.8840%       179       1.61x    63.72%        48.55%
  White Road Plaza                     1          $14,490,752   2.03%     6.9340%       179       1.49x    67.09%        51.23%
  Kerr McGee Center                    1          $14,000,000   1.96%     6.9200%       116       1.85x    55.12%        52.15%
  Shaw's Plaza Shopping Center         1          $13,300,000   1.86%     7.1100%       120       1.46x    73.08%        58.67%
  ----------------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVG.                 14         $180,944,873   25.32%    7.1750%       143       1.72X      60.85%     49.74%




DESCRIPTION:

         Mission Marketplace ($23,912,270). This shopping center, located in the heart of North San Diego County, consists of four anchor buildings, five outparcel buildings, a thirteen screen multi-cinema theater, shop space and a child day care facility, for a total of 344,009 GLA. The anchors, shop space and two outparcel buildings were constructed in 1989, three additional outparcel buildings were developed in 1994, and the theater was expanded in 1997, from eight to thirteen screens. The anchor tenants are Kmart (89,483
GLA), Ralph's (45,000 GLA), Thrifty Drug (19,000 GLA), Pic-N-Save (17,250 GLA) and CinemaStar Theater (43,940 GLA). Other tenants include McDonald's, Dairy Queen, Hometown Buffet, Hancock Fabrics, and One Price Clothing Store. As of November 11 1997, the appraised value was $32,000,000, with a Cut-Off Date LTV of 74.73%. As of March 24, 1998, the shopping center was 96% leased and Underwritten Net Cash Flow indicated a DSCR of 1.42x.

         Naples Beach Hotel & Resort ($22,913,784). This 284-key family oriented resort hotel, located directly on the beach in Naples, Florida, includes 1,000 feet of private beachfront, an 18-hole championship golf course, tennis courts, 12,500 square feet of meeting/banquet space and a swimming pool. The property, which was established in 1946 and has been continually expanded and upgraded throughout the years, is the only resort in the area that features both beach frontage and a golf course. As of January 1, 1998, the appraised value was $63,200,000, with a Cut-Off Date LTV of 36.26%. As of February 28, 1998, the average occupancy was 67%, and Underwritten Net Cash Flow indicated a DSCR of 2.73x.

         Equity Investment Group Retail Portfolio ($22,201,914). This portfolio consists of five cross-defaulted Mortgage Loans secured by five cross-collateralized shopping centers, located in five cities, for a total of 753,398 GLA. (The Mortgage Loans comprising the Equity Investment Group Retail Portfolio are treated as individual Mortgage Loans in the other sections of the Prospectus Supplement but are treated as a single Mortgage Loan in this section for purposes of providing this summary of such Mortgage Loans.) The general partner of each borrowing entity is an affiliate of Equity Investment Group ("Equity"). The company's current retail portfolio comprises over 3.0 million square feet in almost 30 properties. The management of Equity combines over 90 years of real estate management expertise to create a fully integrated real estate operation concentrating in acquisition, management, marketing, finance and development of predominantly retail properties. The weighted average DSCR of the Equity portfolio is 1.33x and the Cut-Off Date LTV is 68.32%. The property breakdown is as follows:

                  Interchange Square ($1,493,504). This shopping center, located in Palm Bay, Florida, consists of two one-story buildings, constructed in 1986 and 1989, with a total of 97,250 GLA. Tenants include Dollar General and a U.S. Post Office. As of October 1, 1997, the appraised value was $3,000,000. As of April 2, 1998, the property was 52% leased.


                                                                              16
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                     TEN LARGEST MORTGAGE LOANS (CONTINUED)

                  Mountainview Square ($4,679,645). This shopping center, located in Wytheville, Virginia and constructed in 1989, is a one-story strip center, containing a total of 122,529 GLA. The anchor tenant is Kmart (86,479 GLA). As of October 25, 1997, the appraised value was $6,000,000. As of April 2, 1998, the center was 90% leased.

                  Dixie Village ($6,370,622). This shopping center, located in Gastonia, North Carolina, consists of eleven one-story buildings, with a total of 221,203 GLA. The center was constructed in 1965 and was renovated in 1995. The anchor tenants are Winn-Dixie (42,000 GLA) and Matthews Belk (34,500 GLA). Other tenants include the Salvation Army, Radio Shack, and Firestone. As of October 6, 1997, the appraised value was $8,600,000. As of April 2, 1998, the shopping center was 98% leased.

                  Eastland Square ($1,911,257). This shopping center, located in Columbus, Ohio, and constructed in 1980, consists of two one-story buildings, with a total of 133,588 GLA. The anchor tenants are Big Bear (38,300 GLA), and Hancock Fabrics (11,320 GLA). Other tenants include Family Dollar and Jenny Craig. As of October 21, 1997, the appraised value was $4,200,000. As of April 2, 1998, the center was 66% leased.

                  Swansea Crossing ($7,666,887). This shopping center, located in Swansea, Massachusetts, consists of a one-story strip center containing 178,828 GLA. The center was constructed in 1975 and was renovated in 1985. The anchor tenants are Sears (44,285 GLA), Marshalls (27,000 GLA), Rx Place (26,100 GLA) and Jo Ann's Fabrics (12,944 GLA). Other tenants include Payless Shoe Source and Jenny Craig. As of October 20, 1997, the appraised value was $11,500,000. As of April 2, 1998, the center was 78% leased.

         Lomas Santa Fe Plaza ($21,386,351). This shopping center, located in an affluent residential area in San Diego County, California, contains eight buildings comprised of three two-story office/retail buildings, four one story retail buildings and one two-story building, with a total of 214,093 GLA. The center, which was originally constructed in 1964, has been remodeled and renovated a number of times over the years, most recently in 1998. The anchor tenants are Vons (49,895 GLA), Ross Dress for Less (30,531 GLA), and We-R-Fabrics (13,926 GLA). Other tenants include Baskin Robbins, Einstein Bagels, Big 5 Sporting Goods, Blockbuster Video, and Wells Fargo Bank. As of March 5, 1998 the appraised value was $33,000,000, with a Cut-Off Date LTV of 64.81%. As of February 19, 1998, the shopping center was 90% leased and Underwritten Net Cash Flow indicated a DSCR of 1.48x.

         1851 & 1871 Sunrise Highway ($17,000,000). This shopping center, located in Bayshore, Long Island and constructed in 1983, contains three one story buildings, with a total of 173,723 GLA. The anchor tenants are Toys `R Us (43,123 GLA), Waldbaum's (39,478 GLA), Kids 'R Us (25,000 GLA), and Rock Bottom (20,965 GLA). Other tenants include Pier One, Fashion Bug, and Dress Barn. As of March 27, 1998 the appraised value was $23,800,000, with a Cut-Off Date LTV of 73.91%. As of April 1, 1998, the shopping center was 100% leased, and Underwritten Net Cash Flow indicated a DSCR of 1.42x.

         1564 Broadway ($16,000,000). This property consists of (i) a
1,784-seat theater and (ii) unused development rights relating to the air space above the theater (the "Air Rights"). The theater, which was originally constructed in 1912 and was completely renovated in 1990, is located in the heart of Manhattan's "Times Square" theater district. It is leased to Walt Disney Theatrical Productions under a terminable license agreement for the staging of the musical "Beauty and the Beast". The Air Rights have been leased to the operator of a 43-story DoubleTree Guest Suites Hotel pursuant to a net lease (the "Air Rights Lease") which expires in 2037 with three consecutive thirty-year renewal options. The Air Rights Lease represents approximately 27% of the Underwritten Net Cash Flow for this property. As of February 19, 1998, the theater was 100% leased and Underwritten Net Cash Flow indicated a DSCR of 2.87x. As of January 29, 1998, the appraised value was $45,900,000, with a Cut-Off Date LTV of 34.86%.
                                                                              17
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------


                     TEN LARGEST MORTGAGE LOANS (CONTINUED)


         Torrey Reserve South Court ($15,739,803). This office property, located in San Diego, California and constructed in 1997, consists of one four-story, elevator-served office building and one three-story, elevator-served office building, with a total of 130,641 net rentable square feet ("NRA"). The primary tenants are Household Automotive Finance (46,307
NRA), The Herb Farm (17,444 NRA), LSI Logic Corporation (13,291 NRA), and A.G. Edwards (11,917 NRA). One of the tenants, the Herb Farm, is currently subject to a proceeding under Chapter 11 of the Bankruptcy Code. It is anticipated that the Herb Farm will elect to affirm the related lease, but there can be no assurance that it will do so. A letter of credit has been obtained by the related borrower for the benefit of the lender under the Mortgage Loan in an amount sufficient to cover anticipated costs of tenant improvements, leasing commissions and other losses that could be incurred in connection with re-leasing the Herb Farm space. Other tenants include First American Title Insurance Company and American Express Travel. As of March 4, 1998, the appraised value was $24,700,000, with a Cut-Off Date LTV of 63.72%. As of March 1, 1998, the office building was 100% leased, and Underwritten Net Cash Flow indicated a DSCR of 1.61x.

         White Road Plaza ($14,490,752). This shopping center, located in San Jose, California, consists of nine one story buildings, with a total of 153,849 GLA. Six of the buildings were constructed in 1997 and the remaining three buildings were constructed in 1989, 1995, and 1997. The anchor tenants are Lucky Food Store (39,880 GLA), Pic-n-Save (25,500 GLA) and Payless Drugs (23,672 GLA). Other tenants include Blockbuster Video, Payless Shoe Source, and Boston Market. As of March 6, 1998, the appraised value was $21,600,000, with a Cut-Off Date LTV of 67.09%. As of March 1, 1998, the shopping center was 95% leased, and Underwritten Net Cash Flow indicated a DSCR of 1.49x.

         Kerr McGee Center ($14,000,000). This office property, located in northern suburbs of Houston, Texas, consists of one six-story elevator-served atrium office building which was constructed in 1984 and one three-story elevator-served atrium office building which was completed in 1974, for a total of 233,860 NRA. Both buildings were substantially renovated in 1997. The primary tenant is the Kerr-McGee Corporation (208,006 NRA). Other tenants include Dobbs Temporary Services, Uniglobe Travel and Clearinghouse, Inc. As of January 21, 1998, the appraised value was $25,400,000, with a Cut-Off Date LTV of 55.12%. As of April 1, 1998, the property was 100% leased, and Underwritten Net Cash flow indicated a DSCR of 1.85x.

         Shaw's Plaza Shopping Center ($13,300,000). This shopping center is located in Southington, Connecticut, in the Hartford MSA just east of the I-84 interchange. The property includes one single story building, which was originally constructed in 1961 and renovated in 1988, with a total of 151,846 GLA. The anchor tenants include Shaw's Supermarket (60,000 GLA), Toy Works (14,450 GLA), Bernie's TV & Appliances (13,490 GLA), Petco (13,082 GLA) and CVS Parmacy (8,496 GLA). Other tenants include Town Fair Tire Center, Burger King and Woodworkers Warehouse. As of March 23, 1998 the appraised value was $18,200,000 with a Cut-Off Date LTV of 73.08%. As of February 1, 1998, the property was 98% leased, and Underwritten Net Cash Flow indicated a DSCR of 1.46x.





                                                                              18
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

            BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1998-C1
            --------------------------------------------------------

                            DETAILED LOAN DESCRIPTIONS
                          LOANS WITH DSCR less than 1.30X
                           LOANS WITH LTV more than 75%


      LOAN          LOAN NAME          AGGREGATE  DSCR   CUT-OFF    % OF
       ID#                             CUT-OFF            DATE     INITIAL
                                     DATE BALANCE         LTV       POOL
                                                                   BALANCE
     ----------------------------------------------------------------------
     6238  Casey Richards Family       $1,010,833  1.25   59.46%    0.14%
     9326  Baywood Apts                $5,800,000  1.29   71.96%    0.81%
     9333  Brynwood Apartments         $7,402,302  1.27   76.51%    1.04%
     9669  37-39 Breck Street          $4,275,000  1.29   75.00%    0.60%
     6233  Park Plaza on Maine         $9,349,660  1.28   79.57%    1.31%
     9365  Kmart                       $1,497,707  1.25   62.40%    0.21%
     6254  Woodmen Plaza                 $996,566  1.25   71.18%    0.14%
           Blockbuster/Subway
     8479  Le Colonial                 $1,050,000  1.28   71.19%    0.15%
     9672  Mountainview Square         $4,679,645  1.28   77.99%    0.65%
     9673  Dixie Village               $6,370,622  1.26   74.08%    0.89%
     ----------------------------------------------------------------------
           TOTAL/WEIGHTED AVG.        $42,432,335                   5.94%

    [Table restubbed from above]

                                     LOANS WITH DSCR less than 1.30X
                                     -------------------------------
       LOAN          LOAN NAME           MORTGAGE     STATED      REMAINING   STATE      PROPERTY TYPE        LARGEST TENANT
        ID#                               RATE      REMAINING    AMORT TERM
                                                    TERM (MOS)      (MOS)
      ---------------------------------------------------------------------------------------------------------------------------
      6238  Casey Richards Family       8.6250%       6112           352       NV    Multifamily              N/A
      9326  Baywood Apts                7.3000%       9120           360       CA    Multifamily              N/A
      9333  Brynwood Apartments         7.0050%       9119           299       PA    Multifamily              N/A
      9669  37-39 Breck Street          7.5800%       9120           240       NY    Industrial/Warehouse     Monroe FTZ Oper
      6233  Park Plaza on Maine         8.1250%       6111           351       CA    Retail, Anchored         Sav-On
      9365  Kmart                       7.7800%       9119           239       NC    Retail, Anchored         Kmart
      6254  Woodmen Plaza               7.4600%       6178           238       CO    Retail, Unanchored       Blockbuster
            Blockbuster/Subway
      8479  Le Colonial                 8.0400%       8120           300       PA    Retail, Unanchored       Le Colonial
      9672  Mountainview Square         8.0100%        114           353       VA    Retail, Anchored         Kmart
      9673  Dixie Village               7.7600%        113           353       NC    Retail, Anchored         Winn Dixie
      ---------------------------------------------------------------------------------------------------------------------------
            TOTAL/WEIGHTED AVG.                                      325



     LOAN          LOAN NAME          AGGREGATE    DSCR   CUT-OFF % OF
       ID#                             CUT-OFF            DATE    INITIAL
                                     DATE BALANCE           LTV   POOL
                                                                  BALANCE
     -----------------------------------------------------------------------
     6072  127-131 Second Avenue       $6,000,000  1.38   76.92%    0.84%
     8466  304 East 89 Street          $1,031,732  1.32   75.86%    0.14%
     8666  Oak Bridge Condos           $4,393,682  1.41   77.08%    0.61%
     9333  Brynwood Apartments         $7,402,302  1.27   76.51%    1.04%
     8669  Prestige MHP                $5,996,451  1.42   78.90%    0.84%
     8672  Northrups MHP               $2,400,000  1.34   80.00%    0.34%
     5995  Federal Express             $9,588,410  1.33   76.86%    1.34%
           Buildings I
     6233  Park Plaza on Maine         $9,349,660  1.28   79.57%    1.31%
     6529  Macungie Sq. Shopping       $2,858,621  1.30   77.26%    0.40%
     9672  Mountainview Square         $4,679,645  1.28   77.99%    0.65%
     -----------------------------------------------------------------------
           TOTAL/WEIGHTED AVG.        $53,700,503                     7.51%

    [Table restubbed from above]

                                   LOANS WITH LTV more than 75%
                                   ----------------------------
     LOAN         LOAN NAME         MORTGAGE       STATED     REMAINING AMORT   STATE    PROPERTY TYPE    LARGEST TENANT
      ID#                             RATE       REMAINING       TERM (MOS)
                                                 TERM (MOS)
    --------------------------------------------------------------------------------------------------------------------------
    6072  127-131 Second Avenue      7.2200%        117             336           NY    Multifamily        N/A
    8466  304 East 89 Street         7.2800%        117             297           NY    Multifamily        N/A
    8666  Oak Bridge Condos          7.0400%        118             358           NH    Multifamily        N/A
    9333  Brynwood Apartments        7.0050%        119             299           PA    Multifamily        N/A
    8669  Prestige MHP               7.1800%        119             359           NY    Mobile Home        N/A
    8672  Northrups MHP              7.2300%        120             360           NY    Mobile Home        N/A
    5995  Federal Express            7.7300%        118             358          N/A    Industrial/        Federal Express
          Buildings I                                                                   Warehouse
    6233  Park Plaza on Maine        8.1250%        111             351           CA    Retail, Anchored   Sav-On
    6529  Macungie Sq. Shopping      7.8000%        119             359           PA    Retail, Anchored   CVS (Revco)
    9672  Mountainview Square        8.0100%        114             353           VA    Retail, Anchored   Kmart
    --------------------------------------------------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVG.                                        345

                                                                              19
--------------------------------------------------------------------------------

THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriter makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



Bear Stearns & Co.                                                                                May 26, 1998
jlam                                                                                               09:53PM EDT
                                                                                                   Page 1 of 1
                                              BSCMSI-981

                              BSCMSI-981 CLASS A1 (A1     ) AAA RATED TRANCHE

             ORIG BAL 129,564,000 FAC 1.00000 COUP 6.320 MAT / / WAC-0.000(0.000) WAM-  /  (-22781)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999 Hist Coupons

SETTLE DATE  29-Jun-1998    CURVE DATE  26-May-1998  Tranche:  A1 (A1     )



----------------------------------------------------------------------------------------------------------------
              0% CPP     10% CPP      20% CPP     30% CPP     40% CPP     50% CPP     100% CPP      PREPAY
                                                                                                    LOSSES
              */0526     */0526       */0526      */0526      */0526      */0526      */0526       1 YR_TRES
  PRICE         5.79       5.78         5.78        5.78        5.78        5.78        5.75       AVG. LIFE
               07/98      07/98        07/98       07/98       07/98       07/98       07/98        1ST PRIN
               10/07      10/07        10/07       10/07       10/07       10/07       10/07       LAST PRIN
================================================================================================================
  100:16        6.24       6.24         6.24        6.24        6.24        6.24        6.24        Yield
                4.55       4.55         4.55        4.54        4.54        4.54        4.53        Duration
----------------------------------------------------------------------------------------------------------------
  100:20        6.21       6.21         6.21        6.21        6.21        6.21        6.21        Yield
                4.55       4.55         4.55        4.55        4.55        4.55        4.53        Duration
----------------------------------------------------------------------------------------------------------------
  100:24        6.18       6.18         6.18        6.18        6.18        6.18        6.18        Yield
                4.55       4.55         4.55        4.55        4.55        4.55        4.53        Duration
----------------------------------------------------------------------------------------------------------------
  100:28        6.16       6.16         6.16        6.15        6.15        6.15        6.15        Yield
                4.55       4.55         4.55        4.55        4.55        4.55        4.53        Duration
----------------------------------------------------------------------------------------------------------------
  101: 0        6.13       6.13         6.13        6.13        6.13        6.13        6.13        Yield
                4.56       4.56         4.56        4.56        4.55        4.55        4.54        Duration
----------------------------------------------------------------------------------------------------------------
  101: 4        6.10       6.10         6.10        6.10        6.10        6.10        6.10        Yield
                4.56       4.56         4.56        4.56        4.56        4.56        4.54        Duration
----------------------------------------------------------------------------------------------------------------
  101: 8        6.07       6.07         6.07        6.07        6.07        6.07        6.07        Yield
                4.56       4.56         4.56        4.56        4.56        4.56        4.54        Duration
----------------------------------------------------------------------------------------------------------------
  101:12        6.05       6.05         6.05        6.05        6.05        6.05        6.05        Yield
                4.57       4.56         4.56        4.56        4.56        4.56        4.54        Duration
----------------------------------------------------------------------------------------------------------------
  101:16        6.02       6.02         6.02        6.02        6.02        6.02        6.02        Yield
                4.57       4.57         4.57        4.57        4.57        4.57        4.55        Duration
----------------------------------------------------------------------------------------------------------------


**Yield tables assume no prepayments during lockout or yield maintenance


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


Bear Stearns & Co.                                                                                May 26, 1998
jlam                                                                                               09:53PM EDT
                                                                                                   Page 1 of 1
                                              BSCMSI-981

                              BSCMSI-981 CLASS A2 (A2       ) AAA RATED TRANCHE

             ORIG BAL 417,211,428 FAC 1.00000 COUP 6.400 MAT / / WAC-0.000(0.000) WAM-  /  (-22781)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999 Hist Coupons

SETTLE DATE  29-Jun-1998    CURVE DATE  26-May-1998  Tranche:  A2 (A2     )



----------------------------------------------------------------------------------------------------------------
              0% CPP     10% CPP      20% CPP     30% CPP     40% CPP     50% CPP     100% CPP      PREPAY
                                                                                                    LOSSES
              */0526     */0526       */0526      */0526      */0526      */0526      */0526       1 YR_TRES
  PRICE         9.81       9.81         9.81        9.81        9.81        9.81        9.80       AVG. LIFE
               10/07      10/07        10/07       10/07       10/07       10/07       10/07        1ST PRIN
               06/08      06/08        06/08       06/08       06/08       06/08       06/08       LAST PRIN
================================================================================================================
  100:16        6.38       6.38         6.38        6.38        6.38        6.38        6.38        Yield
                7.08       7.08         7.08        7.08        7.08        7.08        7.07        Duration
----------------------------------------------------------------------------------------------------------------
  100:20        6.36       6.36         6.36        6.36        6.36        6.36        6.36        Yield
                7.08       7.08         7.08        7.08        7.08        7.08        7.07        Duration
----------------------------------------------------------------------------------------------------------------
  100:24        6.34       6.34         6.34        6.34        6.34        6.34        6.34        Yield
                7.08       7.08         7.08        7.08        7.08        7.08        7.08        Duration
----------------------------------------------------------------------------------------------------------------
  100:28        6.33       6.33         6.33        6.33        6.33        6.33        6.33        Yield
                7.09       7.09         7.09        7.09        7.08        7.08        7.08        Duration
----------------------------------------------------------------------------------------------------------------
  101: 0        6.31       6.31         6.31        6.31        6.31        6.31        6.31        Yield
                7.09       7.09         7.09        7.09        7.09        7.09        7.08        Duration
----------------------------------------------------------------------------------------------------------------
  101: 4        6.29       6.29         6.29        6.29        6.29        6.29        6.29        Yield
                7.09       7.09         7.09        7.09        7.09        7.09        7.08        Duration
----------------------------------------------------------------------------------------------------------------
  101: 8        6.27       6.27         6.27        6.27        6.27        6.27        6.27        Yield
                7.09       7.09         7.09        7.09        7.09        7.09        7.09        Duration
----------------------------------------------------------------------------------------------------------------
  101:12        6.26       6.26         6.26        6.26        6.26        6.26        6.26        Yield
                7.10       7.09         7.09        7.09        7.09        7.09        7.09        Duration
----------------------------------------------------------------------------------------------------------------
  101:16        6.24       6.24         6.24        6.24        6.24        6.24        6.24        Yield
                7.10       7.10         7.10        7.10        7.10        7.10        7.09        Duration
----------------------------------------------------------------------------------------------------------------


**Yield tables assume no prepayments during lockout or yield maintenance


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to
Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


Bear Stearns & Co.                                                                               May 26, 1998
jlam                                                                                             09:53PM EDT
                                                                                                 Page 1 of 1
                                                 BSCMSI-981

                                 BSCMSI-981 CLASS B (B    )    AA RATED SUB

                ORIG BAL  35,736,956 FAC 1.00000 COUP 6.540 MAT / / WAC-0.000(0.000) WAM-/  (-22781)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999 Hist Coupons

SETTLE DATE  29-Jun-1998    CURVE DATE  26-May-1998  Tranche:  B (B     )





----------------------------------------------------------------------------------------------------------------
              0% CPP     10% CPP      20% CPP     30% CPP     40% CPP     50% CPP     100% CPP      PREPAY
                                                                                                    LOSSES
              */0526     */0526       */0526      */0526      */0526      */0526      */0526       1 YR_TRES
  PRICE        12.08      12.08        12.08       12.08       12.08       12.07       12.06       AVG. LIFE
               06/08      06/08        06/08       06/08       06/08       06/08       06/08        1ST PRIN
               12/12      12/12        12/12       12/12       12/12       12/12       10/12       LAST PRIN
================================================================================================================
  100:16        6.53       6.53         6.53        6.53        6.53        6.53        6.53        Yield
                8.08       8.08         8.08        8.08        8.08        8.08        8.07        Duration
----------------------------------------------------------------------------------------------------------------
  100:20        6.52       6.52         6.52        6.52        6.52        6.52        6.52        Yield
                8.08       8.08         8.08        8.08        8.08        8.08        8.07        Duration
----------------------------------------------------------------------------------------------------------------
  100:24        6.50       6.50         6.50        6.50        6.50        6.50        6.50        Yield
                8.09       8.08         8.08        8.08        8.08        8.08        8.08        Duration
----------------------------------------------------------------------------------------------------------------
  100:28        6.49       6.49         6.49        6.49        6.49        6.49        6.49        Yield
                8.09       8.09         8.09        8.09        8.09        8.09        8.08        Duration
----------------------------------------------------------------------------------------------------------------
  101:0         6.47       6.47         6.47        6.47        6.47        6.47        6.47        Yield
                8.09       8.09         8.09        8.09        8.09        8.09        8.08        Duration
----------------------------------------------------------------------------------------------------------------
  101:4         6.46       6.46         6.46        6.46        6.46        6.46        6.46        Yield
                8.09       8.09         8.09        8.09        8.09        8.09        8.09        Duration
----------------------------------------------------------------------------------------------------------------
  101:8         6.44       6.44         6.44        6.44        6.44        6.44        6.44        Yield
                8.10       8.10         8.10        8.10        8.10        8.10        8.09        Duration
----------------------------------------------------------------------------------------------------------------
  101:12        6.43       6.43         6.43        6.43        6.43        6.43        6.43        Yield
                8.10       8.10         8.10        8.10        8.10        8.10        8.09        Duration
----------------------------------------------------------------------------------------------------------------
  101:16        6.41       6.41         6.41        6.41        6.41        6.41        6.41        Yield
                8.10       8.10         8.10        8.10        8.10        8.10        8.10        Duration
----------------------------------------------------------------------------------------------------------------

**Yield tables assume no prepayments during lockout or yield maintenance


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


Bear Stearns & Co.                                                                               May 26, 1998
jlam                                                                                             09:54 PM EDT
                                                                                                 Page 1 of 1
                                                 BSCMSI-981

                                 BSCMSI-981 CLASS C (C    )    A RATED SUB

                ORIG BAL  32,163,260 FAC 1.00000 COUP 6.750 MAT / / WAC-0.000(0.000) WAM-/  (-22781)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999 Hist Coupons

SETTLE DATE  29-Jun-1998    CURVE DATE  26-May-1998  Tranche:  C (C     )





----------------------------------------------------------------------------------------------------------------
              0% CPP     10% CPP      20% CPP     30% CPP     40% CPP     50% CPP     100% CPP      PREPAY
                                                                                                    LOSSES
              */0526     */0526       */0526      */0526      */0526      */0526      */0526       1 YR_TRES
  PRICE        14.53      14.53        14.53       14.53       14.53       14.53       14.48       AVG. LIFE
               12/12      12/12        12/12       12/12       12/12       12/12       10/12        1ST PRIN
               01/13      01/13        01/13       01/13       01/13       01/13       01/13       LAST PRIN
================================================================================================================
  100:7         6.79       6.79         6.79        6.79        6.79        6.79        6.79        Yield
                8.98       8.98         8.98        8.98        8.98        8.98        8.96        Duration
----------------------------------------------------------------------------------------------------------------
  100:11        6.78       6.78         6.78        6.78        6.78        6.78        6.78        Yield
                8.99       8.99         8.99        8.99        8.99        8.99        8.97        Duration
----------------------------------------------------------------------------------------------------------------
  100:15        6.76       6.76         6.76        6.76        6.76        6.76        6.76        Yield
                8.99       8.99         8.99        8.99        8.99        8.99        8.97        Duration
----------------------------------------------------------------------------------------------------------------
  100:19        6.75       6.75         6.75        6.75        6.75        6.75        6.75        Yield
                9.00       9.00         9.00        9.00        9.00        9.00        8.98        Duration
----------------------------------------------------------------------------------------------------------------
  100:23        6.74       6.74         6.74        6.74        6.74        6.74        6.73        Yield
                9.00       9.00         9.00        9.00        9.00        9.00        8.98        Duration
----------------------------------------------------------------------------------------------------------------
  100:27        6.72       6.72         6.72        6.72        6.72        6.72        6.72        Yield
                9.00       9.00         9.00        9.00        9.00        9.00        8.98        Duration
----------------------------------------------------------------------------------------------------------------
  100:31        6.71       6.71         6.71        6.71        6.71        6.71        6.71        Yield
                9.01       9.01         9.01        9.01        9.01        9.01        8.99        Duration
----------------------------------------------------------------------------------------------------------------
  101:3         6.69       6.69         6.69        6.69        6.69        6.69        6.69        Yield
                9.01       9.01         9.01        9.01        9.01        9.01        8.99        Duration
----------------------------------------------------------------------------------------------------------------
  101:7         6.68       6.68         6.68        6.68        6.68        6.68        6.68        Yield
                9.02       9.02         9.02        9.02        9.02        9.02        9.00        Duration
----------------------------------------------------------------------------------------------------------------

**Yield tables assume no prepayments during lockout or yield maintenance


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


Bear Stearns & Co.                                                                               May 26, 1998
jlam                                                                                             09:54 PM EDT
                                                                                                 Page 1 of 1
                                                 BSCMSI-981

                                 BSCMSI-981 CLASS D (D    )   BBB RATED SUB

                ORIG BAL  32,163,260 FAC 1.00000 COUP 6.750 MAT / / WAC-0.000(0.000) WAM-/  (-22781)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999 Hist Coupons

SETTLE DATE  29-Jun-1998    CURVE DATE  26-May-1998  Tranche:  D (D     )





----------------------------------------------------------------------------------------------------------------
              0% CPP     10% CPP      20% CPP     30% CPP     40% CPP     50% CPP     100% CPP      PREPAY
                                                                                                    LOSSES
              */0526     */0526       */0526      */0526      */0526      */0526      */0526       1 YR_TRES
  PRICE        14.66      14.66        14.66       14.66       14.66       14.66       14.64       AVG. LIFE
               01/13      01/13        01/13       01/13       01/13       01/13       01/13       1ST PRIN
               04/13      04/13        04/13       04/13       04/13       04/13       04/13       LAST PRIN
================================================================================================================
   97:16        7.09       7.09         7.09        7.09        7.09        7.09        7.10        Yield
                8.94       8.94         8.94        8.94        8.94        8.94        8.93        Duration
----------------------------------------------------------------------------------------------------------------
   97:20        7.08       7.08         7.08        7.08        7.08        7.08        7.08        Yield
                8.94       8.94         8.94        8.94        8.94        8.94        8.93        Duration
----------------------------------------------------------------------------------------------------------------
   97:24        7.07       7.07         7.07        7.07        7.07        7.07        7.07        Yield
                8.95       8.95         8.95        8.95        8.95        8.95        8.94        Duration
----------------------------------------------------------------------------------------------------------------
   97:28        7.05       7.05         7.05        7.05        7.05        7.05        7.05        Yield
                8.95       8.95         8.95        8.95        8.95        8.95        8.94        Duration
----------------------------------------------------------------------------------------------------------------
   98.0         7.04       7.04         7.04        7.04        7.04        7.04        7.04        Yield
                8.96       8.96         8.96        8.95        8.95        8.95        8.95        Duration
----------------------------------------------------------------------------------------------------------------
   98:4         7.02       7.02         7.02        7.02        7.02        7.02        7.02        Yield
                8.96       8.96         8.96        8.96        8.96        8.96        8.95        Duration
----------------------------------------------------------------------------------------------------------------
   98:8         7.01       7.01         7.01        7.01        7.01        7.01        7.01        Yield
                8.96       8.96         8.96        8.96        8.96        8.96        8.96        Duration
----------------------------------------------------------------------------------------------------------------
   98:12        7.00       7.00         7.00        7.00        7.00        7.00        7.00        Yield
                8.97       8.97         8.97        8.97        8.97        8.97        8.96        Duration
----------------------------------------------------------------------------------------------------------------
   98:16        6.98       6.98         6.98        6.98        6.98        6.98        6.98        Yield
                8.97       8.97         8.97        8.97        8.97        8.97        8.96        Duration
----------------------------------------------------------------------------------------------------------------

**Yield tables assume no prepayments during lockout or yield maintenance


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.


Bear Stearns & Co.                                                                               May 26, 1998
jlam                                                                                             09:54 PM EDT
                                                                                                 Page 1 of 1
                                                 BSCMSI-981

                                 BSCMSI-981 CLASS E (E    )   BBB- RATED SUB

                ORIG BAL  8,934,239 FAC 1.00000 COUP 6.750 MAT / / WAC-0.000(0.000) WAM-/  (-22781)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999 Hist Coupons

SETTLE DATE  29-Jun-1998    CURVE DATE  26-May-1998  Tranche:  E (E     )





----------------------------------------------------------------------------------------------------------------
              0% CPP     10% CPP      20% CPP     30% CPP     40% CPP     50% CPP     100% CPP      PREPAY
                                                                                                    LOSSES
              */0526     */0526       */0526      */0526      */0526      */0526      */0526       1 YR_TRES
  PRICE        14.85      14.95        14.85       14.85       14.85       14.85       14.85       AVG. LIFE
               04/13      04/13        04/13       04/13       04/13       04/13       04/13       1ST PRIN
               05/13      05/13        05/13       05/13       05/13       05/13       05/13       LAST PRIN
================================================================================================================
   94:16        7.44       7.44         7.44        7.44        7.44        7.44        7.44        Yield
                8.90       8.90         8.90        8.90        8.90        8.90        8.90        Duration
----------------------------------------------------------------------------------------------------------------
   94:20        7.43       7.43         7.43        7.43        7.43        7.43        7.43        Yield
                8.90       8.90         8.90        8.90        8.90        8.90        8.90        Duration
----------------------------------------------------------------------------------------------------------------
   94:24        7.41       7.41         7.41        7.41        7.41        7.41        7.41        Yield
                8.91       8.91         8.91        8.91        8.91        8.91        8.91        Duration
----------------------------------------------------------------------------------------------------------------
   94:28        7.40       7.40         7.40        7.40        7.40        7.40        7.40        Yield
                8.91       8.91         8.91        8.91        8.91        8.91        8.91        Duration
----------------------------------------------------------------------------------------------------------------
   95.0         7.38       7.38         7.38        7.38        7.38        7.38        7.38        Yield
                8.92       8.92         8.92        8.92        8.92        8.92        8.92        Duration
----------------------------------------------------------------------------------------------------------------
   95:4         7.37       7.37         7.37        7.37        7.37        7.37        7.37        Yield
                8.92       8.92         8.92        8.92        8.92        8.92        8.92        Duration
----------------------------------------------------------------------------------------------------------------
   95:8         7.35       7.35         7.35        7.35        7.35        7.35        7.35        Yield
                8.93       8.93         8.93        8.93        8.93        8.93        8.93        Duration
----------------------------------------------------------------------------------------------------------------
   95:12        7.34       7.34         7.34        7.34        7.34        7.34        7.34        Yield
                8.93       8.93         8.93        8.93        8.93        8.93        8.93        Duration
----------------------------------------------------------------------------------------------------------------
   95:16        7.32       7.32         7.32        7.32        7.32        7.32        7.32        Yield
                8.93       8.93         8.93        8.93        8.93        8.93        8.93        Duration
----------------------------------------------------------------------------------------------------------------

**Yield tables assume no prepayments during lockout or yield maintenance


------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.